UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2020

TELENAV, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34720	77-0521800
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4655 Great America Parkway, Suite 300

Santa Clara, California 95054

(Address of principal executive offices, including zip code)

(408) 245-3800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 Par Value per Share	TNAV	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition

In response to the global COVID-19 pandemic, Telenav, Inc. (“Telenav” or the “Company”) issued on April 7, 2020 issued a “Letter to Shareholders to Provide Update Related to COVID-19” (the “Shareholder Letter”), providing updates with respect to certain elements of its estimated financial performance for the third fiscal quarter ended March 31, 2020. A copy of this Shareholder Letter is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure.

See Item 2.02.

The information in this Current Report on Form 8-K under Item 2.02 and this Item 7.01 is being “furnished” and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Letter to Shareholders to Provide Update Related to COVID-19, dated April 7, 2020.

Forward Looking Statements

The Shareholder Letter attached to this Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to anticipated financial performance, management’s plans and objectives for future operations, business prospects, and other matters. Any forward-looking statement made in the Shareholder Letter attached this Form 8-K speaks only as of the date on which it is made. Telenav undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Actual events or results may differ materially from those described in this document due to a number of risks and uncertainties. These forward-looking statements are based on management’s current beliefs and assumptions and on information currently available to management. Telenav cautions that these statements are subject to risks and uncertainties, many of which are outside of Telenav’s control and could cause future events or results to be materially different from those stated or implied in this document, or to not occur at all. These potential risks and uncertainties include, among others: the impact of the COVID-19 on business activity, including but not limited to the shutdown of manufacturing operations by Ford, GM and other automobile manufacturer customers, consumer demand for new vehicles and the Company’s operations; when Ford, GM and other automobile manufacturer partners will resume partial or full production and the impact the continued period of reduced volume of new vehicles being produced will have our revenue and operating results; the Company’s ability to achieve future revenue currently estimated under customer engagements, including the Company’s ability to determine, achieve and accurately recognize revenue under customer engagements, including specifically related to the Company’s transaction with Grab Holdings; the Company’s ability to manage its operations and expenses and generate and maintain levels of cash to sustain its operations; the Company’s ability to maintain operations and project schedules through work-from-home procedures and resources; whether the Company’s current and future cash will enable it to maintain current or minimum operations over future periods; and macroeconomic and political conditions in the U.S. and abroad, in particular China. The Company discusses these risks in greater detail in “Risk Factors” and elsewhere in its Form 10-K for the fiscal year ended June 30, 2019 and other filings with the U.S. Securities and Exchange Commission (“SEC”), which are available at the SEC’s website at www.sec.gov. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Also, forward-looking statements represent management’s beliefs and assumptions only as of the date made. You should review the company’s SEC filings carefully and with the understanding that actual future results may be materially different from what the Company expects.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELENAV, INC.

Date: April 7, 2020	By:	/s/ Steve Debenham
	Name:	Steve Debenham
	Title:	Vice President, General Counsel & Secretary